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                 MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                  CHEVY CHASE MASTER CREDIT CARD TRUST
                             Series 1994-1

   RECEIVABLES

   Beginning of the Month Principal Receivables:           $  2,363,008,379.88
   Beginning of the Month Finance Charge Receivables       $    102,999,197.89
   Beginning of the Month Discounted Receivables:          $              0.00
   Beginning of the Month Total Receivables:               $  2,466,007,577.77


   Removed Principal Receivables:                          $              0.00
   Removed Finance Charge Receivables:                     $              0.00
   Removed Total Receivables:                              $              0.00

   Additional Principal Receivables:                       $     42,763,679.48
   Additional Finance Charge Receivables:                  $        323,882.74
   Additional Total Receivables:                           $     43,087,562.22


   Discounted Receivables Generated this Period:           $              0.00


   End of the Month Principal Receivables:                 $  2,418,140,431.25
   End of the Month Finance Charge Receivables:            $    107,106,395.88
   End of the Month Discounted Receivables:                $              0.00
   End of the Month Total Receivables:                     $  2,525,246,827.13


   Special Funding Account Balance                         $              0.00
   Aggregate Invested Amount (all Master Trust Seri        $  2,140,171,875.00
   End of the Month Seller Amount                          $    277,968,556.25
   End of the Month Seller Percentage                                   11.50%


   PERFORMANCE SUMMARY


   End of the Month Delinquencies:                                 RECEIVABLES

      30-59 Days Delinquent                                $     67,216,219.32
      60-89 Days Delinquent                                $     41,180,899.99
      90+ Days Delinquent                                  $     73,079,986.91

      Total 30+ Days Delinquent                            $    181,477,106.22
      Delinquent Percentage                                              7.19%

   Defaulted Accounts During the Month                     $     20,290,928.63
   Annualized Default Percentage                                        10.30%

   Principal Collections                                   $    204,083,673.04
   Principal Payment Rate                                                8.64%

   Total Payment Rate                                                   10.11%


   INVESTED AMOUNTS


      Class A Initial Invested Amount        $ 170,000,000.00



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      Class B Initial Invested Amount        $  30,000,000.00

   INITIAL INVESTED AMOUNT                                $    200,000,000.00

      Class A Invested Amount                $  10,625,000.00
      Class B Invested Amount                $  30,000,000.00

   INVESTED AMOUNT                                        $     40,625,000.00

   FLOATING ALLOCATION PERCENTAGE                                        2.15%
   PRINCIPAL ALLOCATION PERCENTAGE                                       7.93%


   MONTHLY SERVICING FEE                                  $         85,416.67

   INVESTOR DEFAULT AMOUNT                                $        436,254.96


   CLASS A AVAILABLE FUNDS--


   CLASS A FLOATING PERCENTAGE                                         41.46%

      Class A Finance Charge Collections     $     428,982.16
      Other Amounts                          $           0.00

   TOTAL CLASS A AVAILABLE FUNDS                          $        428,982.16


      Class A Monthly Interest               $     103,704.43
      Class A Servicing Fee                  $      35,416.67
      Class A Investor Default Amount        $     180,871.31

   TOTAL CLASS A EXCESS SPREAD                            $        108,989.75


   REQUIRED AMOUNT                                       $              0.00


   CLASS B AVAILABLE FUNDS


   CLASS B FLOATING PERCENTAGE                                          58.54%

      Class B Finance Charge Collections     $     605,701.77
      Other Amounts                          $           0.00

   TOTAL CLASS B AVAILABLE FUNDS                           $        605,701.77


      Class B Monthly Interest               $     151,406.25
      Class B Servicing Fee                  $      50,000.00
      Class B Investor Default Amount        $     255,383.65

   TOTAL CLASS B EXCESS SPREAD                            $        148,911.87

   EXCESS SPREAD --


   TOTAL EXCESS SPREAD                                     $        257,901.62




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      Excess Spread Applied to Required Amount             $              0.00

      Excess Spread Applied to Class A Investor            $              0.00
      Charge Offs

      Excess Spread Applied to Class B Items               $              0.00

      Excess Spread Applied to Class B Investor            $              0.00
      Charge Offs

      Excess Spread Applied to Monthly Cash                $          1,220.14
      Collateral Fee

      Excess Spread Applied to Cash Collateral             $              0.00
      Account

      Excess Spread Applied to other amounts owed          $              0.00
      Cash Collateral Depositor

   TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
   GROUP I                                                 $        256,681.48


   EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

   TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
   SERIES IN GROUP I                                       $     10,569,266.81


   SERIES 1994-1 EXCESS FINANCE CHARGE COLLECTIONS --

   EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO  $              0.00
   SERIES 1994-1

      Excess Finance Charge Collections Applied to         $              0.00
      Required Amount

      Excess Finance Charge Collections Applied to         $              0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to         $              0.00
      Class B Items

      Excess Finance Charge Collections Applied to         $              0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to         $              0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to         $              0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to         $              0.00
      other amounts owed Cash Collateral Depositor

   YIELD AND BASE RATE --


      Base Rate (Current Month)                          7.97%
      Base Rate (Prior Month)                            7.95%



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      Base Rate (Two Months Ago)                         7.96%

   THREE MONTH AVERAGE BASE RATE                                      7.96%


      Portfolio Yield (Current Month)                   14.01%
      Portfolio Yield (Prior Month)                     12.21%
      Portfolio Yield (Two Months Ago)                  14.19%

   THREE MONTH AVERAGE PORTFOLIO YIELD            13.47%


   PRINCIPAL COLLECTIONS --


   CLASS A PRINCIPAL PERCENTAGE                                      85.00%

      Class A Principal Collections          $  13,756,259.98

   CLASS B PRINCIPAL PERCENTAG                                    15.00%

      Class B Principal Collections          $   2,427,575.30

   TOTAL PRINCIPAL COLLECTIONS                            $     16,183,835.28

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $
       0.00
   SERIES


   CLASS A AMORTIZATION --

      Controlled Amortization Amount         $  10,625,000.00
      Deficit Controlled Amortization Amount $           0.00

   CONTROLLED DISTRIBUTION AMOUNT                        $     10,625,000.00


   CLASS B AMORTIZATION --

      Controlled Amortization Amount         $           0.00
      Deficit Controlled Amortization Amount $           0.00

   CONTROLLED DISTRIBUTION AMOUNT                       $              0.00

   EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL     $5,558,835.28
   SHARING


   INVESTOR CHARGE OFFS --


   CLASS A INVESTOR CHARGE OFFS                          $              0.00

   CLASS B INVESTOR CHARGE OFFS                         $              0.00


   PREVIOUS CLASS A CHARGE OFFS REIMBURSED              $             0.00

  PREVIOUS CLASS B CHARGE OFFS REIMBURSED               $             0.00


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   CASH COLLATERAL ACCOUNT --


      Initial Shared Collateral Amount       $  10,000,000.00
      Initial Class B Collateral Amount      $  12,000,000.00
      Required Cash Collateral Amount        $  14,562,500.00
      Available Cash Collateral Amount       $  14,562,500.00
      Available Shared Collateral Amount     $   2,562,500.00


   TOTAL DRAW AMOUNT                                 $              0.00

   CASH COLLATERAL ACCOUNT SURPLUS                   $              0.00



                                   CHEVY CHASE BANK, F.S.B.,
                                   as Servicer


                                   By:  ________________________
                                              Jessica L. Parker
                                              Vice President and
                                              Assistant Controller